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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned directors and/or officers of Ultramar Diamond Shamrock Corporation, hereby constitute and appoint Timothy J. Fretthold, H. Pete Smith, Curtis V. Anastasio, Todd Walker, or any of them, their true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in their name and behalf in their capacity as a director and/or officer of Ultramar Diamond Shamrock Corporation and to execute any and all instruments for them and in their name in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable Ultramar Diamond Shamrock Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Annual Report on Form 10-K of Ultramar Diamond Shamrock Corporation for the fiscal year ended December 31, 1998, including without limitation, power and authority to sign for them, in their name in the capacity indicated above, such Form 10-K and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.


/s/ R.R. Hemminghaus                         /s/ Jean Gaulin
------------------------------               ----------------------------
R. R. HEMMINGHAUS                            JEAN GAULIN

______________________________               /s/ Byron Allumbaugh
                                             ----------------------------
E. GLENN BIGGS                               BYRON ALLUMBAUGH

/s/ W. E. Bradford                           /s/ H. Frederick Christie
------------------------------               ----------------------------
W. E. BRADFORD                               H. FREDERICK CHRISTIE

/s/ W. H. Clark                               /s/ Russell H. Herman
------------------------------               ----------------------------
W. H. CLARK                                  RUSSELL H. HERMAN

/s/ Bob Marbut                               /s/ M. Saint-Jacques
------------------------------               ----------------------------
BOB MARBUT                                   MADELEINE SAINT-JACQUES

/s/ Katherine D. Ortega                      /s/ C. Barry Schaefer
------------------------------               ----------------------------
KATHERINE D. ORTEGA                          C. BARRY SCHAEFER

/s/ H. Pete Smith
------------------------------
H. PETE SMITH

Dated: March 3, 1999